Exhibit 99.1

SUPPLEMENTAL REMARKETING AGREEMENT

Supplemental Remarketing Agreement (this “Agreement”), dated as of November 4, 2004, among The Williams Companies, Inc., a Delaware corporation (the “Company”), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Remarketing Agent”), and JPMorgan Chase Bank, as Purchase Contract Agent and attorney-in-fact for the Holders of the Purchase Contracts (as such terms are defined in the Purchase Contract Agreement referred to in Schedule I hereto).

NOW, THEREFORE, for and in consideration of the covenants herein made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in the Remarketing Agreement dated as of January 14, 2002 (the “Remarketing Agreement”) among the Company, the Purchase Contract Agent and the Remarketing Agent or, if not defined in the Remarketing Agreement, the meanings assigned to them in the Purchase Contract Agreement (as defined in Schedule I hereto). If there is any inconsistency between a term defined in this Agreement and a term defined in the Remarketing Agreement, the definition in this Agreement shall govern.

As used in this Agreement, the term “Material Documents” means this Agreement, the Remarketing Agreement, the Notes and the Indenture.

2. Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”), and there has become effective, a registration statement on Form S-3 (File No. 333-85540), including a form of prospectus, relating to various securities of the Company. Such Registration Statement, as amended, and the documents incorporated or deemed to be incorporated by reference therein, are hereinafter called, collectively, the “Registration Statement”; the related prospectus dated June 26, 2002, including the documents incorporated or deemed to be incorporated by reference therein, and the preliminary prospectus supplement to be dated on or about November 4, 2004, relating to the Notes (as such term is defined in Schedule I hereto) are hereinafter called, collectively the “preliminary prospectus”; and the related prospectus dated June 26, 2002, including the documents incorporated or deemed to be incorporated by reference therein, and the prospectus supplement to be dated on or about November 10, 2004, relating to the Notes, are hereinafter called, collectively, the “Prospectus.” The Company has provided copies of the Registration Statement to the Remarketing Agent, shall provide copies of the preliminary prospectus and the Prospectus to the Remarketing Agent, and hereby consents to the use of the preliminary prospectus and the Prospectus in connection with the remarketing of the Notes. All references in this Agreement to amendments or supplements to the Registration Statement, the preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the “Exchange Act”), which is incorporated or deemed to be incorporated by reference in the Registration Statement, the preliminary prospectus or the Prospectus, as the case may be. The preliminary prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing shall be called herein the “Remarketing Materials.”

3. Representations and Warranties of the Company. The Company represents and warrants that:

(a) On the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the “Securities Act”), and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the “Trust Indenture Act”), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the Initial Remarketing Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act, and neither of such documents, considered together with any Remarketing Materials related thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent, if any, specifically for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act.

(b) No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

(c) The Company has filed all documents with the Commission that it is required to file under the Securities Act and the Exchange Act, as applicable; the documents incorporated, or deemed to be incorporated, by reference in the Prospectus or the Registration Statement, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the date of the Prospectus, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The financial statements of the Company, together with the related schedules and notes to such financial statements, included in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Prospectus, such financial statements comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods involved (except as stated therein); and any schedules included in the Registration Statement present fairly in all material respects in accordance with GAAP the information required to be stated therein.

(e) Ernst & Young LLP, who have reported upon the audited financial statements and schedules included in the Prospectus, are an independent registered public accounting firm with respect to the Company within the meaning of the rules and regulations promulgated under the Securities Act.

(f) Neither the Company nor any of its Significant Subsidiaries (as defined below) has sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would be reasonably likely to result in any material adverse effect on the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), or any development involving a material adverse change in or affecting the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, and, since the respective dates as of which information is given in the Prospectus or since the date of the Prospectus, there has not been (i) any material change in the capital stock or long term debt of the Company or any of its subsidiaries, (ii) any material adverse change in or affecting the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole or (iii) any transaction entered into by the Company or any of its Significant Subsidiaries, other than in the ordinary course of business, that is material to the Company and its subsidiaries, taken as a whole, otherwise than as disclosed, in each case, in the Prospectus.

(g) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

(h) Each significant subsidiary of the Company (as defined in Rule 1-02 of Regulation S-X under the Securities Act (each, a “Significant Subsidiary” and collectively, “Significant Subsidiaries”) has been duly organized or validly formed, is validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, has the power (corporate or other) and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock or other equity interests of each Significant Subsidiary have been duly authorized and validly issued and, if applicable, are fully paid and nonassessable and, except as disclosed in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens encumbrances, equities and claims.

(i) The Indenture (as defined in Scheduled I hereto) has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(j) The Notes have been duly authorized, executed and delivered by the Company as contemplated by the Indenture against payment of the agreed consideration therefor, and constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(k) The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

(l) This Agreement has been duly authorized, executed and delivered by the Company.

(m) The Material Documents conform, or will conform, in all material respects to the descriptions thereof contained in the Prospectus.

(n) The Company has full power and authority to make and consummate the Remarketing in accordance with its terms and to execute, deliver and perform its obligations under the Material Documents. The (i) execution, delivery and performance by the Company of this Agreement, (ii) consummation of the Remarketing by the Company, (iii) use of the Remarketing Materials and the filing of the Prospectus, and any amendments or supplements thereto and (iv) consummation by the Company of the transactions contemplated by the Material Documents and the Remarketing Materials, in each case, have been duly authorized by all necessary action (corporate or other) on the part of the Company and do not and will not (x) result in any violation of the charter or by laws of the Company or (y) conflict with, or result in a breach of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its affiliates is a party or by which the Company or any of its affiliates is bound (except for such conflicts, breaches or defaults, in the case of this clause (y), that could not reasonably be expected to have a Material Adverse Effect), nor does or will such action result in any violation of any statute applicable to the Company or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

(o) Other than as set forth or incorporated by reference in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Significant Subsidiary or to which any of their respective properties are subject that could reasonably be expected to result in any Material Adverse Effect, or that could reasonably be expected to adversely affect the ability of the Company to consummate the Remarketing or other transactions contemplated by the Material Documents.

(p) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Company or any of its properties is required for the execution, delivery and performance by the Company of this Agreement, in connection with the consummation of the Remarketing, except as may be required by the securities or Blue Sky laws of the various states in connection with the Remarketing.

(q) The Company and its Significant Subsidiaries each has all consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts or other tribunals (collectively, the “Licenses”) necessary to own, hold, or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Licenses could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Licenses, except to the extent that any such revocation or modification would not have a Material Adverse Effect.

(r) Any certificate signed by any officer of the Company delivered to you or to your counsel and requested in writing with respect to this Agreement shall be deemed a representation and warranty by the Company to the Remarketing Agent as to the matters covered thereby.

(s) The Company is not (i) in violation of its charter or by-laws, as applicable, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or which any of its properties or assets may be subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, with respect to (ii) or (iii), for any such violations or defaults that would not be reasonably likely, singularly or in the aggregate, to have a Material Adverse Effect.

(t) Each of the Company and its Significant Subsidiaries (A) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted and (C) is in compliance with all terms and conditions of any such permit, license or approval, except, with respect to (A), (B) and (C), as may be disclosed in the Prospectus and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not be reasonably likely, singularly or in the aggregate, to have a Material Adverse Effect.

(ii) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its Significant Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Significant Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except as may be disclosed in the Prospectus and except for any violation or remedial action which would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Significant Subsidiaries or with respect to which the Company or any of its Significant Subsidiaries has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; and the terms “hazardous wastes”, “toxic wastes”, “hazardous substances” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(u) The Company (i) makes and keeps books and records which accurately reflect transactions and dispositions of the Company’s assets and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals.

(v) (i) (A) The Company has established and maintains disclosure controls and procedures (as such terms are defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act); (B) such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding required disclosure; and (C) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(ii) Since the date of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, the Company’s auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(iii) Since the date of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(w) The Company is not and, after giving effect to the Initial Remarketing, will not be an “investment company” required to be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(x) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no Reportable Event has occurred with respect to any “pension plan” (as defined by ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events described in Section 4043(c)(3) and other than those events as to which the thirty day notice period is waived under subsections .22, .24 (solely with respect to partial termination of a Plan), .27, .28, .29, .30,         .31, .32, .34 or .35 of PBGC Reg.§ 4043).

(y) The Company and its Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonable in accordance with customary practices for companies engaged in similar businesses in similar industries for the conduct of their respective businesses and the value of their properties.

(z) The Company, consistent with its obligations under the Indenture, the Purchase Contract Agreement and the Pledge Agreement, has independently, based on such information and advice as it has deemed appropriate, and without reliance on the Remarketing Agent, made its own decision to participate in the Remarketing.

4. Remarketing. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth or incorporated by reference herein and in the Remarketing Agreement, the Remarketing Agent agrees to use its reasonable efforts to remarket, in the manner set forth in Section 2(b) of the Remarketing Agreement, the Notes that the Custodial Agent and the Purchase Contract Agent shall have notified the Remarketing Agent have been tendered for, or otherwise are to be included in, the Remarketing (the “Remarketed Notes”), at a purchase price of approximately 100.5% of the sum of the Treasury Portfolio Purchase Price and the Separate Notes Purchase Price, but not less than 100% of the sum of the Treasury Portfolio Purchase Price plus the Separate Notes Purchase Price (the “Minimum Initial Remarketing Price”). In connection therewith, the registered holder or holders thereof agree, in the manner specified in Section 5 hereof, to pay to the Remarketing Agent a Remarketing Fee equal to an amount not exceeding 25 basis points (0.25%) of the Minimum Initial Remarketing Price, payable by deduction from any amount received in connection with such Initial Remarketing in excess of the Minimum Initial Remarketing Price. The right of each holder of Notes to have Notes tendered for purchase shall be limited to the extent set forth in the last sentence of Section 2(b) of the Remarketing Agreement (which is incorporated by reference herein). As more fully provided in Section 2(c) of the Remarketing Agreement (which is incorporated by reference herein), the Remarketing Agent is not obligated to purchase any Notes in the remarketing or otherwise, and neither the Company, in its capacity as issuer of the Notes, nor the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Notes for remarketing.

5. Delivery and Payment. Delivery of payment for the Remarketed Notes by the purchasers thereof identified by the Remarketing Agent and payment of the Remarketing Fee shall be made on the Remarketing Closing Date (or such later date not later than five Business Days after such date as the Remarketing Agent shall designate), which date may be postponed by agreement between the Remarketing Agent and the Company. Delivery of the Remarketed Notes and payment of the Remarketing Fee shall be made to the Remarketing Agent against payment by the respective purchasers of the Remarketed Notes of the consideration therefor as specified herein, which consideration shall be paid (i) to the Collateral Agent for the account of the persons entitled thereto and (ii) to the Custodial Agent for the account of the persons entitled thereto, by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in immediately available funds or in immediately available funds by wire transfer to an account or accounts designated by the Collateral Agent and the Custodial Agent.

If the Notes are not represented by a Global Security held by or on behalf of The Depository Trust Company, certificates for the Notes shall be registered in such names and denominations as the Remarketing Agent may request not less than one full Business Day in advance of the Remarketing Closing Date, and the Company, the Collateral Agent, the Custodial Agent and the registered holder or holders thereof agree to have such certificates available for inspection, packaging and checking by the Remarketing Agent in New York, New York not later than 1:00 p.m. on the Business Day prior to the Remarketing Closing Date.

6. Notices. Unless otherwise specified, any notices, requests, consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company, to The Williams Companies, Inc., One Williams Center, Suite 5000, Tulsa, Oklahoma 74172, Facsimile No. (918) 573-2065, Attention: Treasurer, with a copy to Gibson, Dunn & Crutcher LLP, 1801 California Street, Suite 4100, Denver, Colorado 80202, Facsimile No. (303) 296-5310, Attention: Richard M. Russo, Esq.; if to the Remarketing Agent or Reset Agent, to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, at Four World Financial Center, New York, New York 10080, Facsimile No. (212) 449-6700, Attention: Scott Trachsel, with a copy to Davis Polk & Wardwell, 450 Lexington Avenue New York, New York 10017, Facsimile No. (212) 450-3800, Attention: Marlene Alva, Esq. and John Brandow, Esq.; and if to the Purchase Contract Agent, to JPMorgan Chase Bank, 4 New York Plaza, 15th
Floor, New York, New York 10004, Attention: Institutional Trust Services or to such other address as any of the above shall specify to the other in writing.

7. Covenants of the Company. The Company agrees as follows:

(a) The Company shall notify you immediately (except as set forth below) and, if requested, shall notify you in writing of (i) when any Prospectus is mailed (or otherwise sent) for filing pursuant to Rule 424 under the Securities Act, (ii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the preliminary prospectus or the Prospectus or for additional information, (iii) the filing of any post-effective amendment to the Registration Statement, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the preliminary prospectus, the Prospectus or any Remarketing Materials, or the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, (v) the occurrence of any event that would reasonably be expected to cause the Company to terminate the Remarketing, (vi) any proposal or requirement to make, amend or supplement any other Remarketing Materials, (vii) the commencement of any material litigation or the issuance of any order or the taking of any other action by any administrative or judicial tribunal or other governmental agency or instrumentality concerning the Remarketing (and, if in writing, will furnish you a copy thereof), (viii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which would reasonably be expected to (a) cause the Company to terminate the Remarketing or (b) cause any representation or warranty contained in this Agreement to be untrue or inaccurate, and (ix) any other information relating to the Remarketing that you may from time to time reasonably request, promptly following any such reasonable request.

The Company agrees that if any event occurs or condition exists as a result of which the Remarketing Materials would include an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing when the Remarketing Materials are delivered to the Holder of Notes, not misleading, or if, in the opinion of the Company, after consultation with you, it is necessary at any time to amend or supplement the Remarketing Materials to comply with applicable law, the Company shall immediately notify you, prepare an amendment or supplement to the Remarketing Materials that will correct such statement or omission or effect such compliance and supply such amended or supplement Remarketing Materials to you.

(b) The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, will make every reasonable effort to obtain the lifting thereof at the earliest possible moment.

The Company will file promptly all reports or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the preliminary prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of Remarketed Notes.

(c) The Company will give you notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the Securities Act regulations), or any amendment, supplement or revision to either the preliminary prospectus or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish you with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which you shall reasonably object in writing.

(d) The Company has furnished or will deliver to you, without charge, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including, upon request, exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and will also deliver to you, without charge, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as you may reasonably request. The Company further agrees that the Registration Statement and each amendment thereto furnished to you will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company will deliver to you, without charge, as many copies of the preliminary prospectus as you may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to you, without charge, during the period when the preliminary prospectus is being used, such number of copies of the preliminary prospectus as you may reasonably request. The Company further agrees that the preliminary prospectus and any amendments or supplements thereto furnished to you will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will deliver to you, without charge, as many copies of the Prospectus as you may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to you, without charge, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus as you may reasonably request. The Company further agrees that the Prospectus and any amendments or supplements thereto furnished to you will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(g) The Company shall file promptly with the Commission any amendment to the Registration Statement, the preliminary prospectus, or the Prospectus or any supplement to the preliminary prospectus or Prospectus that may, in the reasonable judgment of the Company after consultation with the Remarketing Agent, be required by the Securities Act or requested by the Commission.

(h) The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(i) The Company shall promptly from time to time take such action as the Remarketing Agent may reasonably request to qualify the Remarketed Notes, with the cooperation of the Remarketing Agent, for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(j) The Company shall take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an “investment company” as defined in the Investment Company Act.

(k) The Company shall pay: (i) the costs incident to the preparation and printing of the preliminary prospectus, the Prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the preliminary prospectus, the Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) any fees and expenses of qualifying the Remarketed Notes under the securities laws of the several jurisdictions as provided in Section 7(j) and of preparing, printing and distributing a Blue Sky memorandum (including related reasonable fees and expenses of outside counsel to the Remarketing Agent); (iv) all other costs and expenses incident to the performance of the obligations of the Company hereunder and (v) the reasonable fees and expenses of outside counsel to the Remarketing Agent in connection with its duties hereunder.

8. Conditions to Obligations of Remarketing Agent. The obligations of the Remarketing Agent hereunder are subject to (i) the satisfaction of the conditions set forth in Section 7 of the Remarketing Agreement (which are incorporated herein by reference), (ii) the accuracy, on and as of the date when made, of the representations and warranties of the Company contained herein, (iii) the performance by the Company of its obligations hereunder and (iv) each of the following conditions. The Remarketing Agent may in its sole discretion waive on its behalf compliance with any condition to its obligations hereunder.

(a) No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, shall be contemplated by the Commission.

(b) Subsequent to the execution of this Agreement, there shall not have occurred (i) any material adverse change, or any development or event involving a material adverse change, in the financial condition, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that, in the judgment of the Remarketing Agent, makes it impracticable or inadvisable to proceed with completion of the public offering or the sale of and payment for the Remarketed Notes; (ii) any downgrading, nor shall any notice have been received of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate the direction of a possible change, in the rating accorded any of the debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act); (iii) any suspension or material limitation of trading generally on or by the New York Stock Exchange; (iv) any suspension of trading of any securities of the Company on any exchange or in any over-the-counter market; (v) a material disruption in commercial banking or securities settlement or clearance services in the United States; (vi) a moratorium on commercial banking activities in New York declared by either federal or New York authorities; or (vii) any outbreak or escalation of hostilities (including, without limitation, an act of terrorism) or any material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Remarketing Agent, impracticable or inadvisable to proceed with the offering, sale or delivery of the Remarketed Notes on the terms and in the manner contemplated by this Agreement, the Remarketing Agreement and the Prospectus.

(c) The Company shall have complied with the provisions of Section 7(c) hereof with respect to the furnishing of a preliminary prospectus on or before November 4, 2004.

(d) (i) On the Initial Remarketing Date, Ernst & Young LLP shall have furnished to the Remarketing Agent a letter, dated as of the Initial Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to certain financial information contained in the Prospectus and the Remarketing Materials.

(ii) On the Remarketing Closing Date, Ernst & Young LLP shall have furnished to the Remarketing Agent a letter, dated as of the Remarketing Closing Date, to the effect that Ernst & Young LLP reaffirms the statements made in the letter furnished pursuant to clause (i) above, except that the specified date referred to shall be a date not more than three business days prior to the Remarketing Closing Date.

(e) The Remarketing Agent shall have received certificates, dated the Remarketing Closing Date, of the Treasurer of the Company and the chief financial officer or chief accounting officer of the Company, in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the date of such certificate, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, or development or event involving a material adverse change, in the financial condition, results of operations, business or prospects of the Company and its Significant Subsidiaries, taken as a whole.

(f) James J. Bender, Esq., Senior Vice President and General Counsel of the Company, shall have furnished to the Remarketing Agent his written opinion, dated the Remarketing Closing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect that:

(i) The Company and each of its Significant Subsidiaries have been duly incorporated or otherwise validly formed and are validly existing in good standing under the laws of their respective jurisdictions of formation or incorporation, have the requisite power and authority to own their property and to conduct their business as described in the Prospectus and are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except to the extent such failure to be qualified or in good standing would not reasonably be expected to have a Material Adverse Effect, and all of the issued shares of capital stock of each Significant Subsidiary that is a corporation have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, and except for shares of capital stock of Williams Production RMT Company, free and clear of all liens, encumbrances, equities or claims.

(ii) To such counsel’s knowledge, the Company and its Significant Subsidiaries each have all Licenses necessary to own, hold, or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as presently conducted, except where the failure to possess such Licenses could not reasonably be expected to have a Material Adverse Effect, and, to such counsel’s knowledge, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such Licenses, except to the extent that any such revocation or modification could not reasonably be expected to have a Material Adverse Effect.

(iii) The Company is not in violation of its charter or bylaws, and, to such counsel’s knowledge, the Company is not (i) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Documents, or (ii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except as disclosed in the Prospectus, and in the case of (i) and (ii), for such defaults or violations as are not reasonably expected to have a Material Adverse Effect.

(iv) To such counsel’s knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(v) The (i) execution, delivery and performance by the Company of this Agreement, (ii) consummation of the Remarketing by the Company, (iii) use of the Remarketing Materials and the filing of the Prospectus, and any amendments or supplements thereto and (iv) consummation by the Company of the transactions contemplated by the Material Documents and the Remarketing Materials, in each case, have been duly authorized by all necessary corporate action on the part of the Company and do not and will not contravene any law applicable to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company. This paragraph (v) does not include any opinion regarding any federal or state securities or “blue sky” laws or regulations.

(vi) The Company has filed all documents with the Commission that it is required to file, from and after January 1, 2004, under the Exchange Act.

(vii) To such counsel’s knowledge, other than as set forth or incorporated by reference in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or threatened against the Company or to which any of its properties are subject that could reasonably be expected to result in any Material Adverse Effect, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated by the Material Documents.

(viii) To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is subject which are required to be described and there are no contracts or other documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

(ix) The Supplemental Remarketing Agreement has been duly authorized, executed and delivered by the Company.

Such opinion shall also include a statement to the effect that such counsel has, or attorneys under such counsel’s supervision have, participated in conferences with officers and other representatives of the Company, the Company’s outside counsel, representatives of the independent registered public accountants of the Company, and representatives and counsel of the Remarketing Agent at which discussions the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as otherwise indicated above), such counsel advises the Remarketing Agent that, on the basis of the foregoing, no facts have come to such counsel’s attention that have led such counsel to believe that (a) the Registration Statement and the Prospectus, as amended or supplemented, if applicable (in each case, excluding the Incorporated Documents), did not comply as to form, when filed, in all material respects with the requirements of the Securities Act; (b) the Incorporated Documents did not comply as to form, when filed, in all material respects with the requirements of the Exchange Act; (c) the Registration Statement, as amended or supplemented, if applicable, at the time such Registration Statement became effective, at the Initial Remarketing Date and at the Remarketing Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (d) the Prospectus, as amended or supplemented, if applicable, as of its date and the Remarketing Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that with respect to each of clauses (a)-(d), such counsel need not express an opinion or belief with respect to the financial statements, schedules and other financial and accounting data and the proved reserve estimates as audited or prepared by Netherland, Sewell & Associates, Inc. or Miller and Lents, LTD. included or incorporated by reference in the Registration Statement and the Prospectus.

In addition, such opinion shall include a statement that such counsel believes that the statements in the Prospectus incorporated by reference from (A) Item 3 of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended, (B) Item 1 of Part II of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, as amended, if applicable, and (C) Item 5 (or Item 8.01 with respect to reports filed on or after August 23, 2004) of the Company’s Current Reports on Form 8-K, if any, filed since such Annual Report, insofar as such statements constitute summaries of legal matters and proceedings, present in all material respects an accurate summary of such legal matters or proceedings.

(g) Gibson, Dunn & Crutcher LLP, counsel to the Company, shall have furnished to the Remarketing Agent its written opinion, dated the Remarketing Closing Date, in form and substance reasonably satisfactory to Remarketing Agent, to the effect that:

(i) The execution, delivery and performance by the Company of this Agreement and the consummation of the Remarketing (A) will not violate any law or regulation of the State of New York or the United States of America applicable to the Company that, in such counsel’s experience, is generally applicable to transactions in the nature of those contemplated by the Material Documents; and the Company has full power and authority to authorize and cause the Notes to be remarketed as contemplated by the Material Documents, and (B) except for such filings or approvals as already have been made or obtained under the Securities Act, do not require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under any law or regulation of the State of New York or the United States of America applicable to the Company that, in such counsel’s experience, is generally applicable to transactions in the nature of those contemplated by the Material Documents. Other than as set forth in clause (B) above, such counsel expresses no opinion in this paragraph regarding federal securities laws or regulations. This paragraph does not include any opinion regarding state securities or “blue sky” laws or regulations.

(ii) The execution, delivery and performance of this Agreement and the consummation of the Remarketing will not violate (A) the Certificate of Incorporation or By-laws of the Company, (B) the terms of any Material Contract, or (C) any order, judgment or decree of any court or other agency of government identified to such counsel in an officers’ certificate of the Company and attached to such opinion.

(iii) The Company is not and, after giving effect to the Initial Remarketing, will not be an “investment company” required to be registered under the Investment Company Act of 1940, as amended.

(iv) The Indenture has been duly qualified under the Trust Indenture Act.

Such opinion shall also include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent registered public accountants of the Company, and representatives and counsel of the Remarketing Agent at which the contents of the Registration Statement and the Prospectus and related matters were discussed and that the Incorporated Documents, however, were prepared and filed by the Company without such counsel’s participation and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as otherwise indicated above), such counsel advises the Remarketing Agent that, on the basis of the foregoing, nothing has come to such counsel’s attention that would lead such counsel to believe that (a) the Registration Statement and the Prospectus, as amended or supplemented, if applicable (in each case excluding the Incorporated Documents), did not comply as to form, when filed, in all material respects with the requirements of the Securities Act; (b) the Registration Statement, as amended or supplemented, if applicable, at the time such Registration Statement became effective and at the Initial Remarketing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (c) the Prospectus, as amended or supplemented, if applicable, as of its date and the Remarketing Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that with respect to each of clauses (a)-(c), such counsel need not express an opinion or belief with respect to the financial statements, schedules and other financial and accounting data and the proved reserve estimates as audited or prepared by Netherland, Sewell & Associates, Inc. or Miller and Lents, LTD. included or incorporated by reference in the Registration Statement and the Prospectus.

In addition, such opinion shall include a statement that such counsel believes that the statements in the Prospectus under the captions “Description of the Remarketed Senior Notes,” “Remarketing,” “Description of Debt Securities” and “Plan of Distribution” and in the Registration Statement under Item 15, insofar as such statements constitute a summary of documents referred to therein or matters of law, are, in all material respects, an accurate summary of such documents and matters.

In addition, such opinion shall include a statement that such counsel has reviewed the order of the Commission advising that the Registration Statement became effective under the Securities Act on June 26, 2002 and that, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

For purposes of the opinions delivered pursuant to Section 8(f) and 8(g), “Incorporated Documents” means the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and all other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by such Annual Report. Further, “Material Contract” means all agreements and instruments included in the list of exhibits in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 and Current Reports on Form 8-K filed subsequent to such Annual Report (except for employment agreements, stock option plans, stock election plans, stock incentive plans, officer and director indemnification agreements and deferred compensation plans, all of which are excluded).

(h) White & Case LLP, tax counsel to the Company, shall have furnished to the Remarketing Agent its written opinion, addressed to the Remarketing Agent and dated the Remarketing Closing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

Subject to the qualifications, exceptions, assumptions and limitations contained herein, we are of the opinion that, under current United States federal income tax law, although the discussion set forth in the Prospectus under the heading “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES” does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of Notes acquired in the Remarketing, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of Notes acquired in the Remarketing.

(i) Davis Polk & Wardwell, counsel to the Remarketing Agent, shall have furnished to the Remarketing Agent its written opinion, addressed to the Remarketing Agent and dated the Remarketing Closing Date, with respect to such matters as the Remarketing Agent may reasonably request, in form and substance reasonably satisfactory to the Remarketing Agent.

9. Indemnity and Contribution. Anything herein to the contrary notwithstanding, the Remarketing Agent shall be entitled to indemnity and contribution on the terms and conditions set forth in the Remarketing Agreement.

10. Termination. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 4 of the Remarketing Agreement. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 a.m., New York City time, on the Initial Remarketing Date if, prior to that time, any of the conditions described in Section 8 are not satisfied. In the cases of any such termination, the obligations of the Company under Section 7(k) and 9 shall continue with respect to the Remarketing Agent.

11. Benefit of Agreement. This Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agent, the Company, the officers and directors of the Company and each person who controls the Company or the Remarketing Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Remarketed Notes from the Remarketing Agent shall be deemed a successor or assign merely by reason of such purchase.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws that would require the application of the law of any other jurisdiction.

13. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, then, to the extent permitted by law, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Agreement, as the case may be, invalid, inoperative or unenforceable to any extent whatsoever.

14. Counterparts. This Agreement may be executed in counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

Except as amended and supplemented hereby, the Remarketing Agreement shall remain unchanged. The Remarketing Agreement, as amended and supplemented hereby, shall remain in full force and effect.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Remarketing Agent.

Very truly yours,

THE WILLIAMS COMPANIES, INC.

By: /s/ Travis N. Campbell

Name: Travis N. Campbell

Title: Treasurer

CONFIRMED AND ACCEPTED:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

By:	/s/ William D. Rogers

Name: William D. Rogers Title: Managing Director

JPMORGAN CHASE BANK
not individually but solely as Purchase Contract Agent and as attorney-in-fact for the holders of the Purchase Contracts

By:	/s/ Joanne Adamis

Name: Joanne Adamis Title: Vice President

SCHEDULE I

Notes subject to the remarketing: 6.50% Senior Notes due 2007 of the Company (the “Notes”).

Purchase Contract Agreement, dated as of January 14, 2002 (the “Purchase Contract Agreement”) by and between The Williams Companies, Inc., a Delaware corporation, and JPMorgan Chase Bank, a New York banking corporation.

Pledge Agreement dated as of January 14, 2002 (the “Pledge Agreement”) by and between The Williams Companies, Inc., a Delaware corporation, JPMorgan Chase Bank, a New York banking corporation, as Purchase Contract Agent and JPMorgan Chase Bank, a New York banking corporation, as Collateral Agent, Custodial Agent and Securities Intermediary.

Indenture dated as of November 10, 1997 (the “Base Indenture”) by and between The Williams Companies, Inc., a Delaware corporation, and JPMorgan Chase Bank (as successor to Bank One National Association (successor in interest to the First National Bank of Chicago)).

Supplemental Indenture, dated as of January 14, 2002 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) by and between The Williams Companies, Inc., a Delaware corporation, and JPMorgan Chase Bank (as successor to Bank One Trust Company, National Association (successor in interest to the First National Bank of Chicago)).

Remarketing Closing Date and Time: 9:00 a.m., New York City time, November 16, 2004